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                                                                    Exhibit 23.5


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

           We consent to the incorporation by reference in this Registration Statement of The Kroll-O'Gara Company on Form S-8 of our report dated December 10, 1997 except for Note 8, as to which the date is August 31, 1998 on the October 31, 1997 financial statements of Kizorek, Inc.


                                          Crowe, Chizek and Company LLP

Oak Brook, Illinois
March 10, 1999